UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

______________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported):   July 28, 2014

PARK ELECTROCHEMICAL CORP.
(Exact Name of Registrant as Specified in Charter)

New York	1-4415	11-1734643
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

48 South Service Road, Melville,	New York	11747
(Address of Principal Executive Offices)		(Zip Code)

Registrant's telephone number, including area code (631) 465-3600

Not Applicable
Former Name or Former Address, if Changed Since Last Report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

   [   ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

   [   ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

   [   ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

   [   ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Item 5.02(c).	Appointment of New President.

On July 28, 2014, the Board of Directors of Park Electrochemical Corp. (the "Company") elected Christopher T. Mastrogiacomo as President and Chief Operating Officer of the Company.

Mr. Mastrogiacomo continues to report to Brian Shore, the Chief Executive Officer of the Company. Mr. Shore had been President and Chief Executive Officer of the Company since 1996 and Chairman of the Board since 2004. He continues to serve as Chief Executive Officer and as Chairman of the Board.

Mr. Mastrogiacomo, age 56, was elected Executive Vice President and Chief Operating Officer on June 1, 2011 after having served as Senior Vice President of Strategic Marketing since December of 8, 2010. Prior to joining the Company as Vice President of Strategic Marketing in September 2010, Mr. Mastrogiacomo held senior management positions with Sanmina-SCI Corporation, a leading electronics contract manufacturing services company, and its predecessor, Hadco Corporation, a major manufacturer of advanced electronic interconnect systems. Since 2008, Mr. Mastrogiacomo was Senior Vice President, Printed Wiring Board (USA) of Sanmina-SCI Corporation; from 2004 to 2008, he was Senior Vice President of Operations, the Americas Enclosures Systems of Sanmina-SCI; and from 2000 to 2004, he was Senior Vice President, Printed Wiring Board Operations of Sanmina-SCI. During the twelve years prior to 1997, he held several management positions with Hadco Corporation.

There are no family relationships between Mr. Mastrogiacomo and any director or executive officer of the Company.

Mr. Mastrogiacomo does not have an employment agreement with the Company. Mr. Mastrogiacomo and each executive officer of the Company serves at the pleasure of the Board of Directors of the Company.

The Company was not during the fiscal year ended March 2, 2014, and is not, engaged in any transaction with Mr. Mastrogiacomo.

The Company issued a news release on July 29, 2014 reporting the election of Mr. Mastrogiacomo. The Company is furnishing the news release to the Securities and Exchange Commission pursuant to Item 5.02 of Form 8-K as Exhibit 99.1 hereto.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

99.1 News Release date July 29, 2014.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PARK ELECTROCHEMICAL CORP.

Date: October 17, 2014	By:	/s/ Stephen E. Gilhuley
	Name:	Stephen E. Gilhuley
	Title:	Executive Vice President-Administration and Secretary

EXHIBIT INDEX

Number
Exhibit	Description	Page

99.1	News Release dated July 29, 2014	5